Exhibit 99.1

INMB Nasdaq In vivo activation of mlNK cells with INKmune Preliminary results from a phase I/II trial in metastatic, castration - resistant prostate cancer Mark Lowdell CSO INmuneBio Inc INMB Nasdaq Innate Killer Summit March 2025

2 FORWARD LOOKING STATEMENTS This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events. When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar e xpr essions, as they relate to us or our management, identify forward - looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward – looking statements relate to the future, they a re subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward - looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against rel yin g on any of these forward - looking statements. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infri nge ment actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in go vernment regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. The re is no guarantee that any specific outcome will be achieved. Investment results are speculative and there is a risk of loss, potentially all loss of investments. Actual re sults may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to dif fer may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Exc ept as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these stat ements to actual results.

3 Evidence for tumor - primed mlNK

4 NK - Tumor TROGOCYTOSIS Resting NK Resting NK o/n TpNK o/n MoA of INKmune

TiML NK target solid tumors

Pt NK – primary tumors


% specific lysis
0
10
20
30
40
50
NK Ova
T-ANK Ova
NK CaBr
T-ANK CaBr


rNK
TpNK
% specific lysis
0
20
40
60
80
100
Raji
DAUDI
SKOV3
SKOV3
SKOV3
768O
768O
768O
768O
768O
768O
768O
768O
768O
MDS-L
MDS-L
MDS-L
MDS-L
MDS-L
Ovarian cancer patients
Renal Cell cancer patients
MDS patients

HD NK – tumor cell lines


CaPr
% specific lysis
0
10
20
30
40
50
60
70
RAJI + rNK
RAJI + pNK
RPMI8226 + rNK
RPMI8226 + pNK
ARH77 + rNK
ARH77 + pNK
DU145 + rNK
DU145 + pNK


rNK
TpNK
% of specific lysis
0
50
100
Raji
786O
ACHN
SKOV3
NPC H3
NPC C17
U266
MDS-L
K562
OVCAR

Arellano Ballestero J Immunotherapy 2024

INmuneBio INNATE IMMUNITY

5

INKmune™ potential MoA



rNK
LAK-15
CIML-NK
INKMUNE-TpNK
proteomics



Change in mitochondrial survival proteins following priming
Log change from rNK
(Average Log ratio)
3
2
1
0
-1
-2
GATB
GATC
GFM2
HARS1
HARS2
LARS2
MRPL10
MRPL16
MRPL2
MRPL23
MRPL47
MRPL51
MRPL57
MRPS11
MRPS12
MRPS15
MRPS16
MRPS17
MRPS18A
MRPS18B
MRPS18C
MRPS2
MRPS21
MRPS24
MRPS34
MRPS6
MRPS7
NDUFA7
NOA1
PTCD3
QRSL1
RARS2
Mitochondrial survival proteins
TpNK
CIML
IL15

Arellano Ballestero J Immunotherapy 2024

6

7 Rapid proliferation of NK cells ex - vivo leads to reduced mitochondrial fitness; decreased membrane potential and increased levels of mitochondrial reactive oxygen species ( mtROS ) Mitochondrial fitness has to be restored for the persistence of long - term NK cell function; this is achieved by mitophagy or the removal of damaged mitochondria IL15 upregulated nutrient receptors = 1 INKmune - mediated effects on mitochondrial function and nutrient receptors SLC1A4 INKmune upregulated nutrient receptors = 37 SLC39A9, SLC30A9, SLC25A16, SLC1A5, SLC25A38, SLC2A1, SLC39A10, SLC5A3, SLC25A14, SLC16A3, SLC35B2, SLC27A4, SLC19A1, SLC25A33, SLC25A40, SLC37A4, SLC25A22, SLC37A4, SLC12A4, SLC6A6, SLC25A19, SLC16A3, SLC25A53, SLC17A5, SLC39A8, SLC29A1, SLC35A2, SLC7A6, SLC25A26, SLC30A1, SLC18B1, SLC6A6, SLC25A3, SLC25A53, SLC39A8, SLC9A6, SLC11A2, SLC35A2, SLC12A7, SLC25A29 R e s t i n g N K c e l l s T i M L - N K C i M L - N K 0.00 0.05 0.10 0.15 0.20 O C R ( p m o l e s / m i n ) Basal Mitochondria Respiration R e s t i n g N K c e l l s T i M L - N K C i M L - N K 0.0 0.1 0.2 0.3 O C R ( p m o l e s / m i n ) Maximal Mitochondria Respiration R e s t i n g N K c e l l s T i M L - N K C i M L - N K 0.0 0.1 0.2 0.3 E C A R ( m p H / m i n ) Spare respiratory capacity p=0.027 Arellano Ballestero J Immunotherapy 2024

INKmune™ mCRPC Phase I/II Trial Design


Step 1:
Short term safety
Immunologic
efficacy
Step 2:
Long term safety
Immunologic efficacy
Anti-tumor effects
Confirmatory group
In this example: SRC choses
middle dose for pivotal trial
Low-dose
1x10⁸
1 1 1
Middle-dose
3x10⁸
1 1 1
High-dose
5x10⁸
1 1 1
Now
enrolling
6 patients
Now
enrolling
6 patients
6 patients

Trial will determine:

- Effective dose: safe with evidence of tumor effects
- Short and long-term safety – no drug related serious adverse effects
- Immunologic efficacy – converts patient's NK cells to mINK cells that kill tumor cells (ex vivo assay) with long-term persistence of mINK cells in patient's circulation
- Anti-tumor effects – evidence of control of tumor burden by PSA, PSMA and/or ctDNA

INmuneBio
INNATE IMMUNITY

8

CARE - PC – clinical sites PI Name Location Site Name Site Number Matthew Rettig Los Angeles, CA VA Greater Los Angeles Healthcare 101 Alexander Starodub Cincinnati, OH The Christ Hospital 102 Matthew Rettig Los Angeles, CA UCLA 103 Bruce Montgomery Seattle, WA Puget Sound VA 104 Mary Crow The Woodlands, TX Renovatio Clinical, The Woodlands 105 Mahamed Salkeni Fairfax, VA NEXT Virginia 106 Kyaw Thein Las Vegas, NV Comprehensive Cancer Centers of Nevada 107 Mary Crow El Paso, TX Renovatio Clinical, El Paso 108

CARE - PC – data to be presented Confidential 9.30.20 v3 10 Month 6 Month 3 Pre Dose Level Subject x x x 1 D1 - 001 x x x 1 D1 - 002 x x x 1 D1 - 003 PD x x 2 D2 - 001 Awaited x x 2 D2 - 002 PD x x 2 D2 - 003 PD x x 3 D3 - 001

CARE - PC March 2025 • All phase I doses administered – No AE/SAE/SAR after 29 infusions in 10 patients at all three doses – Primary safety end - point met • Phase II open at intermediate and high doses – 2 patients at intermediate level treated • CMC completed for all future doses • Immune response data being compiled for “unblinding” • PSMA - PET data received on 14 th Feb – Pre, Day 57 and Day 169 timepoints

12 Potency Assay Summary for Patient 102-001 0 1 0 2 0 3 0 4 0 5 0 6 0 7 0 8 0 9 0 1 0 0 1 1 0 1 2 0 1 3 0 1 4 0 1 5 0 1 6 0 1 7 0 0 10 20 30 40 50 60 70 80 90 100 0 50 100 150 200 250 300 NK/mL whole blood Raji KillingK562 Killing Day P e r c e n t a g e ( % ) N K / L w h o l e b l o o d Potency Assay Summary for Patient 105-002 0 1 0 2 0 3 0 4 0 5 0 6 0 7 0 8 0 9 0 1 0 0 1 1 0 1 2 0 1 3 0 1 4 0 1 5 0 1 6 0 1 7 0 0 10 20 30 40 50 60 70 80 90 100 0 50 100 150 200 250 300 Day P e r c e n t a g e ( % ) N K / L w h o l e b l o o d Potency Assay Summary for Patient 105-003 0 5 1 0 1 5 2 0 2 5 3 0 3 5 4 0 4 5 5 0 5 5 6 0 6 5 7 0 7 5 8 0 8 5 9 0 9 5 1 0 0 1 0 5 1 1 0 0 10 20 30 40 50 60 70 80 90 100 0 50 100 150 200 250 300 Day P e r c e n t a g e ( % ) N K / L w h o l e b l o o d Potency Assay Summary for Patient 106-001 0 5 1 0 1 5 2 0 2 5 3 0 3 5 4 0 4 5 5 0 5 5 6 0 0 10 20 30 40 50 60 70 80 90 100 0 50 100 150 200 250 300 Day P e r c e n t a g e ( % ) N K / L w h o l e b l o o d Potency Assay Summary for Patient 105-004 5 1 0 1 5 2 0 2 5 3 0 3 5 4 0 4 5 5 0 5 5 -20 -10 0 10 20 30 40 50 60 70 80 90 100 0 50 100 150 200 250 300 Day P e r c e n t a g e ( % ) N K / L w h o l e b l o o d

13 NK activation in vivo 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 0 10 20 30 40 50 CD16 low DAYS % o f N K D1-001 D1-002 D1-003 D2-001 D2-002 D2-003 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 0 50 100 150 NKG2D DAYS % o f N K D1-001 D1-002 D1-003 D2-001 D2-002 D2-003 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 18 1 5 2 9 5 7 8 5 1 1 3 1 4 1 1 6 9 0 20 40 60 80 100 CD69 DAYS % o f N K D1-001 D1-002 D1-003 D2-001 D2-002 D2-003

14 L1 L1 L1 L2 L2 L2 L3 Baseline Day 57 Day 169 L3 L1 L1 L1 L2 L2 L2 Whole body tumour volume Average tumour volume per site Baseline Day 57 Day 169

CARE - PC Conclusions • Primary safety end - point met • Evidence of NK activation in vivo even at lowest dose • Transient effects on tumor lesions – LN mets might be most sensitive • No consistent effect on PSA – immunoRx not expected to do so • ctDNA data awaited • High level disease burden probably unresponsive • Safety and response data suggest – repeat dosing strategy – Suitability for early intervention in disease management 15

Acknowledgements • INmuneBio – Dr Ben Weil – UK CMC/GMP team – CARE - PC clinical ops team • US investigators – Dr Matt Rettig - UCLA